Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of April     , 2018 (this “Agreement”), is by and between Vrio Corp., a Delaware corporation ( the “Company”), and AT&T Inc., a Delaware corporation (together with its Subsidiaries other than the Company and its Subsidiaries, “AT&T”).

WHEREAS, AT&T currently owns all of the issued and outstanding shares of Class A common stock, par value $0.01 per share, of the Company (“Company Class A Common Stock”) and Class B common stock, par value $0.01 per share, of the Company (“Company Class B Common Stock” and together with the Company Class A Common Stock, the “Company Common Stock”);

WHEREAS, the Company and AT&T have entered into a Global Transaction Agreement, dated as of April    , 2018, providing for the separation of the digital entertainment services and digital pay-TV business operating in Argentina, Barbados, Brazil, Chile, Colombia, Curacao, Ecuador, Peru, Trinidad and Tobago, Uruguay and Venezuela (the “Separation”) from AT&T;

WHEREAS, after the Separation, the Company intends to offer and sell to the public 29,684,000 shares of Company Class A Common Stock (34,136,600 shares of Company Class A Common Stock if the underwriters exercise their option to purchase additional shares in full) (the “IPO”) to take place pursuant to a registration statement on Form S-1 (the “IPO Registration Statement”);

WHEREAS, after the IPO, AT&T may transfer shares of Company Common Stock to holders of shares of AT&T’s common stock by means of one or more distributions by AT&T to holders of AT&T’s common stock of shares of Company Common Stock, one or more offers to holders of AT&T’s common stock to exchange their AT&T common stock for shares of Company Common Stock, or any combination thereof (the “Distribution”);

WHEREAS, from time to time prior to the Distribution, AT&T may enter into a private exchange with one or more Participating Banks (as defined below) pursuant to which such Participating Banks shall exchange Debt Securities with AT&T for some or all of the Registrable Securities (as defined below) (a “Private Debt Exchange”), and such Participating Banks may sell or offer to sell such Registrable Securities in one or more transactions Registered under the Securities Act;

WHEREAS, from time to time, AT&T may sell or offer to sell some or all of the outstanding shares of Company Common Stock then owned directly or indirectly by AT&T, in one or more transactions Registered under the Securities Act; and

WHEREAS, the Company desires to grant to AT&T the Registration Rights for the Registrable Securities, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified; provided, however, that, for purposes of this Agreement, the Company and its Subsidiaries shall not be considered to be “Affiliates” of AT&T, and AT&T shall not be considered to be “Affiliates” of the Company or its Subsidiaries. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“AT&T” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banking institutions doing business in New York, New York are authorized or obligated by law or required by executive order to be closed.

“Company” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Company Class A Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Class B Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Notice” has the meaning set forth in Section 2.1(a).

“Company Public Sale” has the meaning set forth in Section 2.2(a).

“Company Takedown Notice” has the meaning set forth in Section 2.1(g).

“Convertible or Exchange Registration” has the meaning set forth in Section 2.8.

“Debt Securities” means debt instruments or securities issued by AT&T.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Distribution” has the meaning set forth in the recitals to this Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

“Holder” means AT&T, so long as AT&T holds any Registrable Securities, and any Permitted Transferee, so long as such Person holds any Registrable Securities.

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“IPO” has the meaning set forth in the recitals to this Agreement.

“IPO Registration Statement” has the meaning set forth in the recitals to this Agreement.

“Loss” or “Losses” has the meaning set forth in Section 2.10(a).

“Participating Banks” means such investment banks that engage in any Private Debt Exchange with AT&T.

“Permitted Transferee” has the meaning set forth in Section 3.3(b).

“Person” means any natural person, firm, individual, corporation, business trust, joint venture, association, company, limited liability company, partnership or other organization or entity, whether incorporated or unincorporated, or any Governmental Authority.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Private Debt Exchange” has the meaning set forth in the recitals to this Agreement.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes, however, any security (i) the offering and sale of which has been effectively Registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that have been sold or disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) that may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or (iv) that has been sold by a Holder in a transaction which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and sale to the public of Company Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have correlative meanings.

“Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the reasonable fees and expenses of not more than one firm of attorneys acting as legal counsel for all of the Holders in the relevant Registration and sale; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, the Financial Industry Regulatory Authority, Inc. (“FINRA”); (viii) expenses incurred in connection with any “road show” presentation to potential investors; (ix) printing expenses, messenger, telephone and delivery expenses; (x) internal expenses of the Company (including all salaries and expenses of employees of the Company performing legal or accounting duties); and (xi) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Company Common Stock are then listed; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the sale of any Registrable Securities and any stock transfer taxes.

“Registration Period” has the meaning set forth in Section 2.1(c).

“Registration Rights” means the rights of the Holders to cause the Company to Register Registrable Securities pursuant to this Agreement.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Suspension” has the meaning set forth in Section 2.1(d).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Separation” has the meaning set forth in the recitals to this Agreement.

“Shares” means all shares of Company Common Stock that are beneficially owned by AT&T or any permitted transferee from time to time, immediately following the IPO.

“Shelf Registration” means a Registration Statement of the Company for an offering to be made on a delayed or continuous basis of Company Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Subsidiary” means, with respect to any Person, any and all corporations, joint ventures or limited liability companies, associations and other entities partnership in which such Person owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting stock, voting power, partnership interests or similar ownership interests.

“Takedown Notice” has the meaning set forth in Section 2.1(g).

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

1.2    General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to Articles and Sections refer to Articles and Sections of this Agreement. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be performed or given timely if performed or given on the next succeeding Business Day. References to a Person are also to its permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1    Registration.

(a)    Request. Any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right following the IPO to request that the Company file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Holder by delivering a written request to the Company specifying the number of shares of Registrable Securities such Holder wishes to Register (a “Demand Registration”). The Company shall (i) within five (5) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Company Notice”), (ii) use its reasonable best efforts to file a Registration Statement in respect of such Demand Registration within forty-five (45) days (or seventy-five (75) days if the applicable Registration Statement is on a form other than Form S-3) of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. The Company shall include in such Registration all Registrable Securities that the Holders request to be included within the ten (10) days following their receipt of the Company Notice.

(b)    Limitations of Demand Registrations. The Company shall not be required to effect more than two (2) Demand Registrations in a twelve (12)-month period (it being understood that the IPO Registration Statement shall not be treated as a Demand Registration). In the event that any Person shall have received rights to Demand Registrations pursuant to Section 2.7 or Section 3.3, and such Person shall have made a Demand Registration request, such request shall be treated as a Demand Registration having been made by the Holder(s); provided, however, that if AT&T engages in more than one related Private Debt Exchange within any six (6)-month period following the date hereof, one of the Demand Registration requests made by the Participating Banks in such Private Debt Exchanges pursuant to its registration rights agreements with the Company shall not count as a Demand Registration for purposes of the limitation on the number of Demand Registration set forth in the first sentence of this Section 2.1(b); provided that the preceding proviso shall not limit the number of Private Debt Exchanges that AT&T may engage in or the period over which they may engage in Private Debt Exchanges, but is solely intended to govern the treatment of such Private Debt Exchanges for purposes of the limitations on Demand Registrations in this Section 2.1(b). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably be expected to equal at least $20,000,000 or (ii) all of the remaining Registrable Securities.

(c)    Effective Registration. The Company shall be deemed to have effected a Registration for purposes of Section 2.1(b) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) ninety (90) days from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by the Company. If, during the Registration Period, such Registration is interfered with by any Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period in which the Holder(s) is unable to complete an offering as a result of such Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d)    Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by the Company, upon the advice of legal counsel, require the disclosure of material non-public information that the Company has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect on any active proposal by the Company or any of its Subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization or other material transaction, the Company may, upon giving prompt written notice of such action to the Holders, postpone the filing or effectiveness of such Registration (a “Registration Suspension”) for a period not to exceed thirty (30) days; provided, however, that the Company may exercise a Registration Suspension no more than two (2) times in any twelve (12)-month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that the Company determines in good faith to be reasonably necessary. The Company shall (i) immediately notify the Holders upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

(e)    Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and the Company shall include such information in the Company Notice. In the event that the Initiating Holder intends to distribute the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering.

(f)    Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by AT&T to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro-rata basis; and (iii) third, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of the Company) on a pro-rata basis.

(g)    Shelf Registration. At any time after the date hereof when the Company is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and the Holder may request Demand Registrations, the requesting Holders may request the Company to effect a Demand Registration as a Shelf Registration. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration; provided, however, that the Holders may not require the Company to effect more than two (2) Underwritten Offerings in a twelve (12)-month period. Any Holder of Registrable Securities included on a Shelf Registration shall have the right to request that the Company cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to the Company specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). The Company shall (i) within five (5) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Company Takedown Notice”), and (ii) shall take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, the Company shall include in such Underwritten Offering all Registrable Securities that that the Holders request to be included within the five (5) days following their receipt of the Company Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i)an aggregate offering price of Registrable Securities that is reasonably be expected to equal at least $20,000,000 or (ii) all of the remaining Registrable Securities.

(h)    SEC Form. Except as set forth in the next sentence, the Company shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form). If a Demand Registration is a Convertible or Exchange Registration, the Company shall effect such Registration on the appropriate form under the Securities Act for such Registrations. The Company shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by the Company in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.2    Piggyback Registrations.

(a)    Participation. If, at any time following the IPO, the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of Company Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Company Common Stock being Registered is Company Common Stock issuable upon conversion of debt securities that are also being Registered) (a “Company Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), the Company shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within seven (7) Business Days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Company Common Stock. No Registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and the Company shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and the Company shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. The Company’s filing of a Shelf Registration shall not be deemed to be a Company Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Company Common Stock for its own account and/or for the account of any other Persons will be a Company Public Sale unless such offering qualifies for an exemption from Company Public Sale definition in this Section 2.2(a); provided, further, that if the Company files a Shelf Registration for its own account and/or for the account of any other Persons, the Company agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b)    Right to Withdraw. In the case of any Underwritten Offering, each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c)    Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs the Company and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities the Company proposes to offer for its own account in the Underwritten Offering; (ii) second, Registrable Securities requested by AT&T to be included in such Underwritten Offering; (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro-rata basis; and (iv) fourth, any other securities eligible for inclusion in such Underwritten Offering on a pro-rata basis.

(d)    No Effect on Demand Registration. No Registration of Registrable Securities effected pursuant to a request under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve the Company of its obligations under Section 2.1.

2.3    Selection of Underwriter(s). In any Underwritten Offering pursuant to Section 2.1 in which a Holder is participating, AT&T, in the event AT&T or its Affiliates is participating, or the Company, in the event AT&T and its Affiliates are not participating, shall select the underwriter(s) for such Underwritten Offering.

2.4    Registration Procedures.

(a)    In connection with the Registration and/or sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, the Company shall use reasonable best efforts to effect or cause the Registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof and:

(i)    prepare and file the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the participating Holders, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and (B) except in the case of Registration under Section 2.2, not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto to which Holders or the underwriters, if any, shall reasonably object;

(ii)    except in the case of a Shelf Registration or Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares Registered thereon until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or (B) the expiration of nine (9) months after such Registration Statement becomes effective, plus the number of days of any Registration Suspension;

(iii)    in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on thirty-six (36) months after the effective date of such Registration Statement;

(iv)    in the case of a Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of any applicable convertible securities no longer require such Shares to be Registered under the Securities Act;

(v)    notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(vi)    subject to Section 2.1(d), promptly notify each participating Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the participating Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(vii)    use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(viii)    promptly (A) incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities and (B) make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(ix)    furnish to each participating Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, but excluding all documents and exhibits (A) incorporated therein by reference or (B) that are available via the SEC’s EDGAR system;

(x)    deliver to each participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by each participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(xi)    on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each participating Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or

“Blue Sky” laws of each state and other jurisdiction of the United States as any participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of offers and sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject or conform its capitalization or the composition of its assets at the time to the securities or Blue Sky laws of any such jurisdiction;

(xii)    in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each participating Holder and the managing underwriter or underwriters, if any, to (A) facilitate the timely preparation and delivery of book-entry statements or certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends and (B) register such Registrable Securities in such denominations and such names as such participating Holder or the underwriter(s), if any, may request at least two (2) Business Days prior to such sale of Registrable Securities; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xiii)    cooperate and assist in any filings required to be made with FINRA and each securities exchange, if any, on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiv)    not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xv)    obtain for delivery to and addressed to the underwriter or underwriters, if any, opinions from counsel for the Company, dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, and in each such case in customary form and content for the type of Underwritten Offering;

(xvi)    in the case of an Underwritten Offering, obtain for delivery to and addressed to the Company and the underwriter or underwriters and, to the extent requested, each participating Holder, a comfort letter from the Company’s independent registered public accounting firm in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xvii)    cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted;

(xviii)    provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto; and for a reasonable period prior to the filing of such Registration Statement, make available for inspection upon reasonable notice at reasonable times and for reasonable periods, by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate and other documents and properties of the Company that are available to the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of the Company and to supply all information available to the Company reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence or other responsibility, subject to the foregoing.

(xix)    to cause the executive officers of the Company to participate at reasonable times and for reasonable periods in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xx)    comply with all requirements of the Securities Act, Exchange Act and other applicable laws, rules and regulations, as well as all applicable stock exchange rules; and

(xxi)    take all other customary steps reasonably necessary or advisable to effect the Registration, offering and sale of the Registrable Securities contemplated hereby.

(b)    As a condition precedent to any Registration hereunder, the Company may require each Holder as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as the Company may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c)    Each Holder shall, as promptly as reasonably practicable, notify the Company, at any time when a Prospectus is required to be delivered (or deemed delivered) under the Securities Act, or the occurrence of an event, of which such Holder has knowledge, relating to such Holder or its sale of Registrable Securities thereunder requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered (or deemed delivered) to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in lights of the circumstances under which they are made, not misleading.

(d)    AT&T agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by the Company that the use of the Prospectus may be resumed.

2.5    Holdback Agreements. To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, the Company agrees not to, and shall exercise commercially reasonable efforts to obtain agreements (in the underwriters’ customary form) from its directors and executive officers not to, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any equity securities of the Company or enter into any hedging transaction relating to any equity securities of the Company within seven (7) days prior to or ninety (90) days following the pricing date of such Underwritten Offering (except as part of such Underwritten Offering or any Distribution or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto and in the case of the Company, other than in connection with stock options and employee benefit plans and compensation) unless the managing underwriter or underwriters otherwise agrees to a shorter period.

2.6    Underwriting Agreement in Underwritten Offerings.

(a)    If requested by the managing underwriters for any Underwritten Offering, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and the underwriters and, if AT&T is a participating Holder, to AT&T. Such agreement shall contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type. Each Holder with Registrable Securities to be included in any Underwritten Offering by such underwriters shall also be party to such underwriting agreement; provided, however, that no Holder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 2.10 hereof.

(b)    No Holder may participate in any Underwritten Offering hereunder unless such Holders (i) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Company or other Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or this Agreement.

2.7    Private Debt Exchange. If AT&T decides to engage in a Private Debt Exchange with one or more Participating Banks, the Company agrees that it will enter into a registration rights agreement with the Participating Banks at the time of such Private Debt Exchange on terms and conditions substantially consistent with this Agreement and reasonably satisfactory to the Company. In addition, the Company shall execute and deliver all additional documents, agreements and instruments and shall take any and all actions reasonably requested by AT&T in connection with any Private Debt Exchange.

2.8    Convertible or Exchange Registration. If any Holder of Registrable Securities offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 and Section 2.2 hereof (a “Convertible or Exchange Registration”).

2.9    Registration Expenses Paid By the Company. In the case of any Registration of Registrable Securities required pursuant to this Agreement, the Company shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed; provided, however, that the Company shall not be required to pay for any expenses of any Registration begun pursuant to Section 2.1 if the Demand Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (in which case all participating Holders shall bear such expenses).

2.10    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose shares are included in a Registration Statement, such Holder’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the offering and sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any free writing prospectus, in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use therein. This indemnity shall be in addition to any liability the Company may otherwise have to such indemnified persons. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

(b)    Indemnification by the Participating Holder. Each participating Holder whose Registrable Securities are including in a Registration Statement agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, advisors, and agents and each Person, if any, who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading to the extent, but, in each of (i) or (ii), only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any free writing prospectus, in reliance upon and in conformity with the written information furnished to the Company by the participating Holder expressly for use therein. In no event shall the liability of any participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the participating Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder to the extent that it is actually prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)    Contribution. If for any reason the indemnification provided for in Section 2.10(a) or Section 2.10(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.10(a) or Section 2.10(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.10(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.10(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.10(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.10, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.10(a) and Section 2.10(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

2.11    Reporting Requirements; Rule 144. The Company shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof (or any successor rule) shall be satisfied. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. The Company further agrees to use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as reasonably practicable after the date hereof.

2.12    Other Registration Rights. The Company shall not grant to any Persons the right to request the Company to Register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

ARTICLE III

MISCELLANEOUS

3.1    Term. This Agreement shall terminate upon the time at which all Registrable Securities are held by Persons other than Holders, except for the provisions of Section 2.9 and Section 2.10 and all of this Article III, which shall survive any such termination.

3.2    Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person, (b) by electronic mail or (c) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

If to AT&T, to:

AT&T Inc.

208 S. Akard Street

Dallas, Texas 75202

Attention: Vice President – Associate General Counsel and Assistant

Secretary

Email: ww0118@att.com

with a copy to (which shall not constitute notice):

AT&T Inc.

208 S. Akard Street

Dallas, Texas 75202

Attention: Senior Executive Vice President & General Counsel

Email: david.mcatee@att.com

Sullivan & Cromwell LLP

1888 Century Park East

Suite 2100

Los Angeles, California 90067

Attention: Patrick S. Brown

Email: BROWNP@sullcrom.com

If to the Company to:

Vrio Corp.

C/o One Rockefeller Plaza

19th Floor

New York, New York 10020]

Attention: General Counsel, Michael Hartman

Email: mh125w@att.com

Any party may, by notice to the other party, change the address to which such notices are to be given.

3.3    Successors, Assigns and Transferees.

(a)    This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. AT&T may assign this Agreement at any time in connection with a sale or acquisition of AT&T, whether by merger, consolidation, sale of all or substantially all of AT&T’s assets, or similar transaction, with the consent of the Company.

(b)    It is acknowledged and agreed that on the date hereof, AT&T is the only Holder for purposes of this Agreement. In connection with the transfer of Registrable Securities, AT&T may assign its rights and obligations under this Agreement relating to such Registrable Securities to the following transferees: (i) a Subsidiary of AT&T, provided that a Subsidiary of AT&T shall not include the Company and its Subsidiaries, to which Registrable Securities are transferred, (ii) any defined benefit plan to which AT&T is the sponsor to which Registrable Securities are transferred, or (iii) any transferee that acquires at least five percent (5%) of the number of Registrable Securities beneficially owned by AT&T immediately following the completion of the IPO; provided that, in each case, (x) the Company is given written notice prior to the or at the time of such sale stating the name and address of the transferee and identifying the securities with respect to which the Registration-related rights and obligations are being sold and (y) the transferee executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to the Company (any such transferee in such sale, a “Permitted Transferee”). Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof, the Registration Rights shall not be transferred in connection with such transfer unless such transferee complies with all such covenants, agreements and other undertaking.

3.4    Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.

(a)    This Agreement shall be governed by and construed in accordance with the Law of the State of Delaware.

(b)    Each Party agrees that it shall bring any action or proceeding in respect of any claim arising under or relating to this Agreement or the transactions contemplated by this Agreement exclusively in the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”) and solely in connection with claims arising under or relating to this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to the laying of venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 3.2 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (I) THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 3.4(c).

3.5    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to seek specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

3.6    Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7    Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

3.8    Entire Agreement; Amendment; Waiver.

(a)    This Agreement sets forth the entire understanding and agreement between the parties hereto with respect to the transactions contemplated herein and supersedes and replaces any prior or contemporaneous understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto.

(b)    This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the Holders of a majority of the Registrable Securities; provided that if AT&T or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of AT&T if such amendment or waiver adversely affects the rights of AT&T or such Affiliates of AT&T.

(c)    Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

3.9    Further Assurances. Each of the parties hereto shall execute and deliver all additional documents, agreements and instruments and shall do any and all acts and things reasonably requested by the other party hereto in connection with the performance of its obligations undertaken in this Agreement.

3.10    No Reliance on Other Party. The parties hereto represent to each other that this Agreement is entered into with full consideration of any and all rights which the parties hereto may have. The parties hereto have relied upon their own knowledge and judgment and have conducted such investigations they and their in-house counsel have deemed appropriate regarding this Agreement and their rights in connection with this Agreement. The parties hereto are not relying upon any representations or statements made by any other party, or any such other party’s employees, agents, representatives or attorneys, regarding this Agreement, except to the extent such representations are expressly set forth or incorporated in this Agreement. The parties hereto are not relying upon a legal duty, if one exists, on the part of any other party (or any such other party’s employees, agents, representatives or attorneys) to disclose any information in connection with the execution of this Agreement or its preparation, it being expressly understood that no party hereto shall ever assert any failure to disclose information on the part of any other party as a ground for challenging this Agreement or any provision hereof.

3.11    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, executed by an original signature.

[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

AT&T INC.

By:
Name:
Title:

VRIO CORP.

By:
Name:
Title:

EXHIBIT A

THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of April    , 2018, by and among Vrio Corp., a Delaware corporation (the “Company”), and AT&T Inc., a Delaware corporation (together with its Subsidiaries, other than the Company, “AT&T”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of AT&T shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement. Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this day of.

(Signature of Transferee)
Print Name

[ADDRESS]

A-1